Exhibit 99.1

FOR IMMEDIATE RELEASE:

Guaranty Bancorp Announces Quarterly Cash Dividend

DENVER, May 7, 2013 — Guaranty Bancorp (Nasdaq: GBNK), a community bank holding company based in Colorado, today announced that its Board of Directors has declared a quarterly cash dividend to its stockholders. This is the first cash dividend paid to stockholders in the Company’s history.

The cash dividend of $0.025 per common share is payable on May 31, 2013 to stockholders of record as of the close of business on May 28, 2013, and is on a split-adjusted basis taking into account the Company’s previously announced 1-for-5 reverse stock split. The reverse stock split is expected to take effect after the close of trading on May 20, 2013, with Guaranty Bancorp common stock beginning to trade on a split-adjusted basis at the opening of the trading market on May 21, 2013.

“We are pleased to initiate a quarterly cash dividend for our stockholders,” said Mr. Paul W. Taylor, President and CEO. “We expect to continue the payment of quarterly cash dividends and further enhance the value we provide to our stockholders.”

About Guaranty Bancorp

Guaranty Bancorp is a bank holding company that operates 28 branches in Colorado through a single bank, Guaranty Bank and Trust Company. The bank provides banking and other financial services including real estate, construction, commercial and industrial, energy, consumer and agricultural loans throughout its targeted Colorado markets to consumers and small to medium-sized businesses, including the owners and employees of those businesses. The bank also provides wealth management services including private banking, investment management and trust services. More information about Guaranty Bancorp can be found at www.gbnk.com.

Forward-Looking Statements

This press release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in the deferred tax asset valuation allowance; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time.  When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties.  The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made.  The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Contact Information

Christopher G. Treece

E.V.P., Chief Financial Officer & Secretary

Guaranty Bancorp

1331 Seventeenth Street, Suite 345

Denver, CO 80202

303.675.1194